Exhibit 99.2

THIRD QUARTER 2015

Supplemental Information

MEDICALPROPERTIESTRUST.COM

FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: the satisfaction of all conditions to, and the timely closing (if at all) of the Median sale-leaseback transactions; the Company financing of the transactions described herein; the capacity of Median and the Company’s other tenants to meet the terms of their agreements; Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report.

On the Cover: Carolina Pines Regional Medical Center - Hartsville, South Carolina. Acquired in 2015.

Q3 2015 | SUPPLEMENTAL INFORMATION 2

MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW

Medical Properties Trust, Inc. is a Birmingham, Alabama based self-advised real estate investment trust formed to capitalize on the changing trends in healthcare delivery by acquiring and developing net-leased healthcare facilities. MPT’s financing model allows hospitals and other healthcare facilities to unlock the value of their underlying real estate in order to fund facility improvements, technology upgrades, staff additions and new construction. Facilities include acute care hospitals, inpatient rehabilitation hospitals, long-term acute care hospitals, and other medical and surgical facilities.

OFFICERS

Edward K. Aldag, Jr.	Chairman, President and Chief Executive Officer

R. Steven Hamner	Executive Vice President and Chief Financial Officer

Emmett E. McLean	Executive Vice President, Chief Operating Officer, Treasurer and Secretary

Frank R. Williams, Jr.	Senior Vice President, Senior Managing Director - Acquisitions

BOARD OF DIRECTORS

Edward K. Aldag, Jr.
G. Steven Dawson
R. Steven Hamner
Robert. E. Holmes, Ph.D.
Sherry A. Kellett
William G. McKenzie
L. Glenn Orr, Jr.
D. Paul Sparks, Jr.
CORPORATE HEADQUARTERS
Medical Properties Trust, Inc.
1000 Urban Center Drive, Suite 501
Birmingham, AL 35242
(205) 969-3755
(205) 969-3756 (fax) www.medicalpropertiestrust.com

Q3 2015 | SUPPLEMENTAL INFORMATION 3

MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW (continued)

INVESTOR RELATIONS Tim Berryman | Director - Investor Relations (205) 397-8589 tberryman@medicalpropertiestrust.com	CAPITAL MARKETS Charles Lambert | Managing Director - Capital Markets (205) 397-8897 clambert@medicalpropertiestrust.com

TRANSFER AGENT	STOCK EXCHANGE	SENIOR UNSECURED
American Stock Transfer	LISTING AND	DEBT RATINGS
and Trust Company	TRADING SYMBOL	Moody’s – Ba1
6201 15th Avenue	New York Stock Exchange	Standard & Poor’s – BBB-
Brooklyn, NY 11219	(NYSE): MPW

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Unaudited)

(Amounts in thousands except per share data)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
FFO INFORMATION:
Net income attributable to MPT common stockholders	$23,057	$28,537	$81,361	$35,575
Participating securities’ share in earnings	(265)	(179)	(781)	(584)

Net income, less participating securities’ share in earnings	$22,792	$28,358	$80,580	$34,991
Depreciation and amortization	20,016	13,354	49,728	39,485
Gain on sale of real estate	(3,268)	—	(3,268)	—
Real estate impairment charges	—	—	—	5,974

Funds from operations	$39,540	$41,712	$127,040	$80,450
Write-off straight line rent and other	3,928	—	3,928	950
Unutilized financing fees / debt refinancing costs	4,080	—	4,319	290
Loan and other impairment charges	—	—	—	44,154
Acquisition expenses	24,949	4,886	56,997	7,933

Normalized funds from operations	$72,497	$46,598	$192,284	$133,777

Share-based compensation	2,515	2,059	7,716	6,179
Debt costs amortization	1,523	1,247	4,294	3,441
Additional rent received in advance(A)	(300)	(300)	(900)	(900)
Straight-line rent revenue and other	(9,840)	(6,979)	(23,100)	(16,512)

Adjusted funds from operations	$66,395	$42,625	$180,294	$125,985

PER DILUTED SHARE DATA:
Net income, less participating securities’ share in earnings	$0.10	$0.16	$0.38	$0.21
Depreciation and amortization	0.09	0.08	0.23	0.22
Gain on sale of real estate	(0.01)	—	(0.01)	—
Real estate impairment charges	—	—	—	0.04

Funds from operations	$0.18	$0.24	$0.60	$0.47
Write-off straight line rent and other	0.01	—	0.02	0.01
Unutilized financing fees / debt refinancing costs	0.02	—	0.02	—
Loan and other impairment charges	—	—	—	0.26
Acquisition expenses	0.11	0.03	0.27	0.05

Normalized funds from operations	$0.32	$0.27	$0.91	$0.79

Share-based compensation	0.01	0.01	0.04	0.04
Debt costs amortization	0.01	0.01	0.01	0.02
Additional rent received in advance(A)	—	—	—	(0.01)
Straight-line rent revenue and other	(0.04)	(0.04)	(0.11)	(0.10)

Adjusted funds from operations	$0.30	$0.25	$0.85	$0.74

(A)	Represents additional rent received from one tenant in advance of when we can recognize as revenue for accounting purposes. This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

Q3 2015 | SUPPLEMENTAL INFORMATION 5

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT SUMMARY

(as of September 30, 2015)

($ amounts in thousands)

Debt Instrument	Rate Type	Rate		Balance
2016 Unsecured Notes	Fixed	5.59	%(1)	$125,000
Northland – Mortgage Capital Term Loan	Fixed	6.20%		13,473
2018 Credit Facility Revolver	Variable	1.60%–1.61	%(2)	1,091,000
2019 Term Loan	Variable	1.86%-1.87%		250,000
5.75% Notes Due 2020 (Euro)	Fixed	5.75	%(3)	223,540
4.00% Notes Due 2022 (Euro)	Fixed	4.00	%(3)	558,850
6.875% Notes Due 2021	Fixed	6.88%		450,000
6.375% Notes Due 2022	Fixed	6.38%		350,000
5.5% Notes Due 2024	Fixed	5.50%		300,000

				$3,361,863
Debt Premium				2,256

Weighted average rate		4.08%		$3,364,119

(1)	Represents the weighted-average rate for four tranches of the Notes at September 30, 2015, factoring in interest rate swaps in effect at that time. The Company has entered into two swap agreements which began in July and October 2011. Effective July 31, 2011, the Company is paying 5.507% on $65 million of the Notes and effective October 31, 2011, the Company is paying 5.675% on $60 million of Notes.
(2)	At September 30, 2015, this represents a $1.3 billion unsecured revolving credit facility with spreads over LIBOR ranging from 0.95% to 1.75%.
(3)	Represents 700 million of bonds issued in EUR and converted to USD at September 30, 2015.

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

(as of September 30, 2015)

($ amounts in thousands)

Debt Instrument	2015	2016	2017	2018	2019	Thereafter
2016 Unsecured Notes	$—	$125,000	$—	$—	$—	$—
Northland – Mortgage Capital Term Loan	73	299	320	12,781	—	—
2018 Credit Facility Revolver	—	—	—	1,091,000	—	—
2019 Term Loan	—	—	—	—	250,000	—
5.75% Notes Due 2020 (Euro)	—	—	—	—	—	223,540
6.875% Notes Due 2021	—	—	—	—	—	450,000
4.00% Notes Due 2022 (Euro)	—	—	—	—	—	558,850
6.375% Notes Due 2022	—	—	—	—	—	350,000
5.5% Notes Due 2024	—	—	—	—	—	300,000

	$73	$125,299	$320	$1,103,781	$250,000	$1,882,390

$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$73
$125,299
$320
$1,103,781
$250,000
$1,882,390
2015
2016
2017
2018
2019
Thereafter
2016 Unsecured Notes
Northland – Mortgage Capital Term Loan
2018 Credit Facility Revolver
2019 Term Loan
5.75% Notes Due 2020 (Euro)
4.00% Notes Due 2022 (Euro)
6.875% Notes Due 2021
6.375% Notes Due 2022
5.5% Notes Due 2024

Q3 2015  |  SUPPLEMENTAL INFORMATION    7

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

LEASE MATURITY SCHEDULE

(as of September 30, 2015)

($ amounts in thousands)

Years of Lease Maturities (1)	Total Leases	Base Rent (2)	Percent of Total Base Rent
2015	—	$—	—
2016	1	2,250	0.6%
2017	—	—	—
2018	1	1,989	0.6%
2019	2	4,994	1.4%
2020	1	1,093	0.3%
2021	2	10,609	3.0%
2022(3)	12	41,565	11.8%
2023	4	12,380	3.5%
2024	1	2,520	0.7%
2025	7	18,641	5.3%
Thereafter	131	255,743	72.8%

	162	$351,784	100.0%

(1)	Excludes 10 of our properties that are under development. Lease expiration is based on the fixed term of the lease and does not factor in potential renewal options provided for in our leases.
(2)	Represents base rent on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).
(3)	95% of the 2022 maturities are under a Master Lease with Prime Healthcare; Master Lease renewal options are for all properties or none of them.

Q3 2015 | SUPPLEMENTAL INFORMATION 8

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY ASSET TYPE

(as of September 30, 2015)

($ amounts in thousands)

Asset Types		Total Assets (B)	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
General Acute Care Hospitals	(A)	$3,291,466	56.1%	$173,083	55.8%
Inpatient Rehabilitation Hospitals		1,546,514	26.3%	97,868	31.5%
Long-Term Acute Care Hospitals		459,228	7.8%	39,382	12.7%
Other assets		576,065	9.8%	—	—

Total		$5,873,273	100.0%	$310,333	100.0%

Accumulated depreciation and amortization		(239,950)

Total assets		$5,633,323

(A)	Includes three medical office buildings.
(B)	Includes loans to operators.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY OPERATOR

(as of September 30, 2015)

($ amounts in thousands)

Operators	Total Assets		Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
Prime Healthcare	$1,016,619		17.3%	$75,982	24.5%
Capella Healthcare, Inc.	989,417	(1)	16.8%	7,155	2.3%
MEDIAN	742,448		12.6%	38,581	12.4%
Ernest Health, Inc.	561,115		9.6%	45,874	14.8%
IASIS Healthcare	347,612		6.0%	20,786	6.7%
25 operators	1,639,997		27.9%	121,955	39.3%
Other assets	576,065		9.8%	—	—

Total	5,873,273		100.0%	$310,333	100.0%

Accumulated depreciation and amortization	(239,950)

Total assets	$5,633,323

(1)	Includes $89 million of cash on hand acquired at time of acquisition.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY U.S. STATE AND COUNTRY

(as of September 30, 2015)

($ amounts in thousands)

U.S. States and Other Countries	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
Texas	$893,980	15.2%	$63,815	20.6%
California	547,089	9.3%	49,595	16.0%
New Jersey	324,918	5.5%	11,694	3.8%
Oklahoma	280,320	4.8%	2,379	0.8%
Arkansas	280,258	4.8%	2,387	0.8%
24 Other States	1,913,730	32.7%	120,546	38.7%

United States	4,240,295	72.3%	250,416	80.7%
Germany	1,005,737	17.1%	56,609	18.2%
U.K. and Spain	51,176	0.8%	3,308	1.1%

International	1,056,913	17.9%	59,917	19.3%
Other assets	576,065	9.8%	—	—

Total	5,873,273	100.0%	$310,333	100.0%

Accumulated depreciation and amortization	(239,950)

Total assets	$5,633,323

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

Same Store EBITDAR(1) Rent Coverage

YOY and Sequential Quarter Comparisons by Property Type

Stratification of Portfolio EBITDAR Rent Coverage

EBITDAR Rent Coverage TTM	Investment (in MM)	No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	$223	5	11%
3.00x - 4.49x	$93	2	5%
1.50x - 2.99x	$42	2	2%
Less than 1.50x	$30	1	2%
Total Master Leased and/or with Parent Guaranty: 3.1x	$1,551	52	80%
General Acute Master Leased and/or with Parent Guaranty: 3.8x	$833	19	43%
Inpatient Rehabilitation Facilities Master Leased and/or with Parent Guaranty: 2.4x	$325	13	17%
Long-Term Acute Care Hospitals Master Leased and/or with Parent Guaranty: 2.0x	$393	20	20%

Notes:

Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included.

Freestanding ERs will be reported as a distinct property type, but are not included in this information because they have less than 24 months of financial reporting data.

All data presented is on a trailing twelve month basis.

(1)	EBITDAR adjusted for non-recurring items.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

ACQUISITIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

($ amounts in thousands)

Name	Operator	Location	Property Type	Acquisition / Development	Investment / Commitment
Weslaco Regional Rehabilitation Hospital	Ernest Health	Weslaco, TX	Inpatient Rehabilitation Hospital	Acquisition	$15,700
St. Joseph Medical Center	Prime Healthcare	Kansas City, MO	Acute Care Hospital	Acquisition	110,000
St. Mary’s Medical Center	Prime Healthcare	Blue Springs, MO	Acute Care Hospital	Acquisition	40,000
Adeptus Health	Adeptus Health	Various	Acute Care Hospital	Development	250,000
Rehabilitation Hospital of Northwest Ohio	Ernest Health	Toledo, OH	Inpatient Rehabilitation Hospital	Development	19,212
Trustpoint Rehabilitation Hospital of Lubbock	Ernest Health	Lubbock, TX	Inpatient Rehabilitation Hospital	Acquisition	32,820
Texas Specialty Hospital	Ernest Health	Lubbock, TX	Long-Term Acute Care	Acquisition	10,725
IMED	IMED Valencia	Valencia, Spain	Acute Care Hospital	Development	24,000
Capella (1)	Capella Healthcare, Inc.	Various	Acute Care Hospital	Acquisition	900,000
Lake Huron Medical Center	Prime Healthcare	Port Huron, MI	Acute Care Hospital	Acquisition	30,000
St. Clare’s Health System (2)	Prime Healthcare	Various	Acute Care Hospital	Acquisition	100,000

Total Investments / Commitments					$1,532,457

(1)	Includes a portfolio of seven hospitals in five states for $600 million and an equity investment and acquisition loan of approximately $300 million.

The investment amount excludes cash of approximately $89 million acquired at time of acquisition.

(2)	Includes three licensed hospitals and one free-standing emergency department and health center in northwest New Jersey.

SUMMARY OF DEVELOPMENT PROJECTS AS OF SEPTEMBER 30, 2015

($ amounts in thousands)

Property	Location	Property Type	Operator	Commitment	Costs Incurred as of 9/30/2015	Estimated Completion Date
Rehabilitation Hospital of Northwest Ohio	Toledo, OH	Inpatient Rehabilitation Hospital	Ernest Health	$19,212	$8,557	2Q 2016
First Choice ER - Phoenix	Phoenix, AZ	Acute Care Hospital	Adeptus Health	5,261	3,076	4Q 2015
First Choice ER - Houston	Houston, TX	Acute Care Hospital	Adeptus Health	5,105	2,400	4Q 2015
First Choice ER - Denver	Denver, CO	Acute Care Hospital	Adeptus Health	6,868	3,109	4Q 2015
First Choice ER - DFW	Dallas, TX	Acute Care Hospital	Adeptus Health	5,124	2,632	1Q 2016
First Choice ER - Houston	Houston, TX	Acute Care Hospital	Adeptus Health	5,257	812	1Q 2016
First Choice ER - Denver	Denver, CO	Acute Care Hospital	Adeptus Health	5,300	208	2Q 2016
First Choice ER - Phoenix	Phoenix, AZ	Acute Care Hospital	Adeptus Health	6,728	1,865	2Q 2016
First Choice ER - San Antonio	San Antonio, TX	Acute Care Hospital	Adeptus Health	7,530	2,376	2Q 2016
First Choice ER - Houston	Houston, TX	Acute Care Hospital	Adeptus Health	45,961	14,167	3Q 2016
First Choice Emergency Rooms	Various	Acute Care Hospital	Adeptus Health	214,352	—

				$326,698	$39,202

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MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Amounts in thousands except per share data)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Revenues
Rent billed	$70,358	$48,063	$177,351	$136,952
Straight-line rent	5,023	5,282	15,003	10,648
Income from direct financing leases	14,692	12,308	40,055	36,787
Interest and fee income	24,497	15,124	77,924	46,039

Total revenues	114,570	80,777	310,333	230,426
Expenses
Real estate depreciation and amortization	20,016	13,354	49,728	39,485
Impairment charges	—	—	—	50,128
Property-related	1,727	700	2,608	1,401
Acquisition expenses	24,949	4,886	56,997	7,933
General and administrative	10,778	8,672	32,325	25,836

Total operating expenses	57,470	27,612	141,658	124,783

Operating income	57,100	53,165	168,675	105,643
Interest and other income (expense)	(33,897)	(24,253)	(86,068)	(69,642)
Income tax (expense) benefit	(80)	(249)	(1,018)	(232)

Income from continuing operations	23,123	28,663	81,589	35,769
Income (loss) from discontinued operations	—	—	—	(2)

Net income	23,123	28,663	81,589	35,767
Net income attributable to non-controlling interests	(66)	(126)	(228)	(192)

Net income attributable to MPT common stockholders	$23,057	$28,537	$81,361	$35,575

Earnings per common share – basic and diluted:
Income from continuing operations	$0.10	$0.16	$0.38	$0.21
Income from discontinued operations	—	—	—	—

Net income attributable to MPT common stockholders	$0.10	$0.16	$0.38	$0.21

Dividends declared per common share	$0.22	$0.21	$0.66	$0.63
Weighted average shares outstanding – basic	223,948	171,893	211,659	169,195
Weighted average shares outstanding – diluted	223,948	172,639	212,068	169,852

Q3 2015 | SUPPLEMENTAL INFORMATION 14

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(Amounts in thousands except per share data)

	September 30, 2015	December 31, 2014
	(unaudited)
ASSETS
Real estate assets
Land, buildings and improvements, and intangible lease assets	$3,166,854	$2,149,612
Construction in progress and other	39,202	23,163
Net investment in direct financing leases	618,493	439,516
Mortgage loans	762,584	397,594

Gross investment in real estate assets	4,587,133	3,009,885
Accumulated depreciation and amortization	(239,950)	(202,627)

Net investment in real estate assets	4,347,183	2,807,258
Cash and cash equivalents	332,235	144,541
Interest and rent receivables	47,153	41,137
Straight-line rent receivables	73,976	59,128
Other assets	832,776	695,272

Total Assets	$5,633,323	$3,747,336

LIABILITIES AND EQUITY
Liabilities
Debt, net	$3,364,119	$2,201,654
Accounts payable and accrued expenses	123,888	112,623
Deferred revenue	21,594	27,207
Lease deposits and other obligations to tenants	11,119	23,805

Total liabilities	3,520,720	2,365,289
Equity
Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 500,000 shares; issued and outstanding - 236,656 shares at September 30, 2015 and 172,743 shares at December 31, 2014	236	172
Additional paid in capital	2,591,234	1,765,381
Distributions in excess of net income	(423,874)	(361,330)
Accumulated other comprehensive income (loss)	(59,731)	(21,914)
Treasury shares, at cost	(262)	(262)

Total Medical Properties Trust, Inc. Stockholders’ Equity	2,107,603	1,382,047

Non-controlling interest	5,000	—

Total equity	2,112,603	1,382,047

Total Liabilities and Equity	$5,633,323	$3,747,336

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MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

DETAIL OF OTHER ASSETS AS OF SEPTEMBER 30, 2015

($ amounts in thousands)

Operator	Investment		Annual Interest Rate	YTD RIDEA Income(3)	Security / Credit Enhancements
Non-Operating Loans
Vibra Healthcare acquisition loan(1)	$8,871		10.25%		Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Vibra Healthcare working capital	5,234		9.50%		Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Post Acute Medical working capital	4,999		11.36%		Secured and cross-defaulted with real estate; certain loans are cross-defaulted with other loans and real estate
Alecto working capital	16,680		11.12%		Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC working capital	13,566		10.40%		Secured and cross-defaulted with real estate and guaranteed by Parent
Ernest Health	22,667		8.99%		Secured and cross-defaulted with real estate and guaranteed by Parent
MEDIAN loans	41,693	(5)
Other	10,668

	124,378
Operating Loans
Ernest Health, Inc.(2)	93,200		15.00%	$11,262	Secured and cross-defaulted with real estate and guaranteed by Parent

Capella	489,146	(6)	8.00%	3,370	Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC convertible loan	3,352			354	Secured and cross-defaulted with real estate and guaranteed by Parent

	585,698			14,986
Equity investments	29,619			2,432
Deferred debt financing costs	37,955				Not applicable
Lease and cash collateral	2,857				Not applicable
Other assets(4)	52,269				Not applicable

Total	$832,776			$17,418

(1)	Original amortizing acquisition loan was $41 million; loan matures in 2019.
(2)	Cash rate is 10% effective March 1, 2014.
(3)	Income earned on operating loans is reflected in the interest income line of the income statement.
(4)	Includes prepaid expenses, office property and equipment and other.
(5)	Subsequent to September 30, 2015, loans were paid in full.
(6)	Includes funding of $100 million for a property located in Olympia, Washington in which we are waiting on customary state regulatory approvals, which we expect to close in the fourth quarter of 2015 along with approximately $89 million of cash acquired.

Q3 2015  |  SUPPLEMENTAL INFORMATION    16

Medical Properties Trust

1000 Urban Center Drive, Suite 501
Birmingham, AL 35242
(205) 969-3755 NYSE: MPW
www.medicalpropertiestrust.com

Contact:
Charles Lambert, *Managing Director - Capital Markets*
(205) 397-8897 or clambert@medicalpropertiestrust.com
or
Tim Berryman, *Director - Investor Relations*
(205) 397-8589 or tberryman@medicalpropertiestrust.com

AT THE VERY HEART OF HEALTHCARE.